Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts

                                                                                                               February 1997
                                                               Cash        Master Trust
                              Collection      Reserve       Collateral     Distribution    Series        Series       Series
                                Account       Account        Account         Account       1996-1        1996-2       1996-3

--------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances           0.00  4,367,079.92  1,599,681.05           0.00

Investment Earnings             78,817.20     19,968.58      8,629.59

Deposit to Collections               0.00                        0.00

Withdraw in Excess of
Required Balance                                           (14,511.09)

Collection Account

Collections (4.3a]          16,194,384.29

Add: Servicer Advances
[4.3b]                         691,357.37

Add: Liquidation Proceeds
from Servicer                        0.00

Less: Collections to
reimburse Servicer
Advances [4.3c]               (125,436.74)

Less Investment Earnings
to Newcourt [4.2c]             (78,817.20)   (19,968.58)    (8,629.56)
---------------------------------------------------------------------------------------------------------------


Available Amount           (16,762,304.92)                             16,762,304.92
----------------

Payments on Payment
Date

  (A) Unreimbursed
      Servicer
      Advances
      [4.3d i]                       0.00                                       0.00

  (B) Servicing Fee
      [4.3d ii]               (218,354.00)                                218,354.00

  (C) Amount owed to
      hedging Counter-
      party [4.3d iv]                0.00                                       0.00

  (D) Series Available
      Amount to each
      Series of Notes
      [4.3d iv]                                                        16,543,950.92   3,358,904.01   5,921,193.42   7,263,853.49

      (1) Class A
          Interest
          [4.3 d iv A]      (2,192,409.92)                                               469,862.76     831,874.77     890,672.39

      (2) Class B
          Interest
          [4.3 d iv B]        (112,413.53)                                                25,796.61      42,243.46      44,373.46

      (3) Class A
          Principal
          [4.3 d iv C]     (13,321,718.04)                                             2,718,352.74   6,431,690.12   4,171,675.18

      (4) Deposit Reserve
          Account
          [4.3 d iv D]               0.00          0.00                                        0.00           0.00           0.00
          Repayment
          Newcourt
          Advance                    0.00   (141,008.56)

      (5) Class C
          Interest
          [4.3 d iv E]        (138,270.09)                                                31,003.89      51,655.79      55,611.31

      (6) Class B
          Principal
          [4.3 d iv F]        (389,569.22)                                                77,949.33     210,316.82     101,303.07

      (7) Class C
          Principal
          [94.3 d iv G]       (389,569.22)                                                77,949.33     210,316.82     101,303.07

      (8) Class A
          Accelerated
          Principal
          Payment
          [4.3 d iv H]               0.00                                                      0.00           0.00           0.00

      (9) Class B
          Accelerated
          Principal
          Payment
          [4.3 d iv I]               0.00                                                      0.00           0.00           0.00

     (10) Pay to Hedging
          Counterparty
          [4.3 d iv J]               0.00                                                      0.00           0.00           0.00

     (11) Class C
          Accelerated
          Principal
          Payment
          [4.3 d iv K]               0.00                                                      0.00           0.00           0.00

          Subtotal                   0.00

Distributions to
Noteholders                (16,762,304.92)                                218,354.00   3,400,914.66   7,778,097.78   5,364,938.48

Ending Balance                       0.00  4,226,071.36  1,585,169.96           0.00






Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

                                                                                                February 1997
Prior Month's Series ADCB
Reconciliation
-------------------------
                                                             Series 1996-1    Series 1996-2     Series 1996-3
                                                             -------------    -------------     -------------
  Previous Period Current
  Month Series ADCB                                          92,676,018.76    161,220,183.82    189,646,961.53
  Less:  Previous Period's
         Prepayments                                          1,160,742.47      2,053,678.53      2,480,749.49
  Less:  Previous Period's
         Defaults                                               254,175.16        414,674.86        471,151.56

  Prior Month Series ADCB
  (reported this period)                                     91,261,101.13    158,751,830.43    186,695,060.48


Class A Interest Schedule                                    Series 1996-1    Series 1996-2     Series 1996-3
-------------------------                                    -------------    -------------     -------------
  Opening Class A Principal
    Balance                                                  83,039,073.86    145,305,637.20    171,283,150.98
  Class A Interest Rate                                               6.79%             6.87%             6.24%
  30/360* Class A Interest
    Rate                                                              0.57%             0.57%             0.52%
  Current Class A Interest
    Distribution                                                469,862.76        831,874.77        890,672.39
  Prior Class A Interest
    Arrearage                                                         0.00              0.00              0.00

  Class A Interest Due                                          469,862.76        831,874.77        890,672.39


Class A Principal Schedule                                   Series 1996-1    Series 1996-2     Series 1996-3
--------------------------                                   -------------    -------------     -------------
  Opening Class A Principal
    Balance                                                  83,039,073.86    145,305,637.20    171,283,150.98
  Prior Months Series ADCB                                   91,261,101.13    158,751,830.43    186,695,060.48
  Current Months Series ADCB                                 89,312,367.83    153,493,909.86    184,162,483.83
                                                             -------------    --------------    --------------
                                  Difference                  1,948,733.30      5,257,920.57      2,532,576.65
                                  Class A Share                      92.00%            92.00%            92.00%
                                  Scheduled Principal Due     1,792,834.64      4,837,286.92      2,329,970.52

  Current Prepayments                                           668,685.32      1,164,209.77      1,337,896.98
  Current Defaults                                              256,832.78        430,193.43        503,807.68

                                  Class A Total Due           2,718,352.74      6,431,690.12      4,171,675.18

  Prior Class A Arrearage                                             0.00              0.00              0.00

  Class A Principal Due                                       2,718,352.74      6,431,690.12      4,171,675.18

  Class A Principal Distribution                              2,718,352.74      6,431,690.12      4,171,675.18

  Current Class A Arrearage                                           0.00              0.00              0.00

  Interim Class A Principal
  Balance after Current
  Distribution                                               80,320,721.12    138,873,947.08    167,111,475.80

  Accelerated Class A
  Distribution Amount                                                 0.00              0.00              0.00

  Ending Class A Principal
  Balance after Current
  Distribution                                               80,320,721.12    138,873,947.08    167,111,475.80


Class B Interest Schedule                                    Series 1996-1    Series 1996-2     Series 1996-3
-------------------------                                    -------------    -------------     -------------
  Opening Class B Principal
    Balance                                                   4,111,013.48      6,723,096.55      7,705,954.75
  Class B Interest Rate                                               7.53%             7.54%             6.91%
  30/360* Class B Interest
    Rate                                                              0.63%             0.63%             0.58%
  Current Class B Interest
    Distribution                                                 25,796.61         42,243.46         44,373.46
  Prior Class B Interest
    Arrearage                                                         0.00              0.00              0.00

  Class B Interest Due                                           25,796.61         42,243.46         44,373.46


Class B Principal Schedule                                   Series 1996-1    Series 1996-2     Series 1996-3
--------------------------                                   -------------    -------------     -------------
  Opening Class B Principal
    Balance                                                   4,111,013.48      6,723,096.55      7,705,954.75
  Prior Months Series ADCB                                   91,261,101.13    158,751,830.43    186,695,060.48
  Current Months Series ADCB                                 89,312,367.83    153,493,909.86    184,162,483.83
                                                             -------------    --------------    --------------
                                  Difference                  1,948,733.30      5,257,920.57      2,532,576.65
                                  Class B Share                       4.00%             4.00%             4.00%
                                  Scheduled Principal Due        77,949.33        210,316.82        101,303.07

  Current Prepayments                                                 0.00              0.00              0.00
  Current Defaults                                                    0.00              0.00              0.00

                                  Class B Total Due              77,949.33        210,316.82        101,303.07

  Prior Class B Arrearage                                             0.00              0.00              0.00

  Class B Principal Due                                          77,949.33        210,316.82        101,303.07

  Class B Principal Distribution                                 77,949.33        210,316.82        101,303.07

  Current Class B Arrearage                                           0.00              0.00              0.00

  Interim Class B Principal
  Balance after Current
  Distribution                                                4,033,064.15      6,512,779.73      7,604,651.68

  Accelerated Class B
  Distribution Amount                                                 0.00              0.00              0.00

  Ending Class B Principal
  Balance after Current
  Distribution                                                4,033,064.15      6,512,779.73      7,604,651.68


Class C Interest Schedule                                    Series 1996-1    Series 1996-2     Series 1996-3
-------------------------                                    -------------    -------------     -------------
  Opening Class C Principal
    Balance                                                   4,111,013.48      6,723,096.55      7,705,954.75
  Class C Interest Rate                                               9.05%             9.22%             8.66%
  30/360* Class C Interest
    Rate                                                              0.75%             0.77%             0.72%
  Current Class C Interest
    Distribution                                                 31,003.89         51,655.79         55,611.31
  Prior Class C Interest
    Arrearage                                                         0.00              0.00              0.00
  Class C Default Rate                                               10.05%            10.22%             9.66%
  30/360* Class C Interest
    Default Rate                                                      0.84%             0.85%             0.81%
  Interest on Interest
    Arrearage                                                         0.00              0.00              0.00

  Class C Interest Due                                           31,003.89         51,655.79         55,611.31

  Class C Interest Paid                                          31,003.89         51,655.79         55,611.31
  Class C Interest Arrearage                                          0.00              0.00              0.00


Class C Principal Schedule
--------------------------
  Opening Class C Principal
    Balance                                                   4,111,013.48      6,723,096.55      7,705,954.75
  Prior Months Series ADCB                                   91,261,101.13    158,751,830.43    186,695,060.48
  Current Months Series ADCB                                 89,312,367.83    153,493,909.86    184,162,483.83
                                                             -------------    --------------    --------------
                                  Difference                  1,948,733.30      5,257,920.57      2,532,576.65
                                  Class C Share                       4.00%             4.00%             4.00%
                                  Scheduled Principal Due        77,949.33        210,316.82        101,303.07

  Prior Class C Arrearage                                             0.00              0.00              0.00

  Class C Principal Due                                          77,949.33        210,316.82        101,303.07

  Class C Principal Distribution                                 77,949.33        210,316.82        101,303.07

  Current Class C Arrearage                                           0.00              0.00              0.00

  Interim Class C Principal
  Balance after Current
  Distribution                                                4,033,064.15      6,512,779.73      7,604,651.68

  Accelerated Class C
  Distribution Amount                                                 0.00              0.00              0.00

  Ending Class C Principal
  Balance after Current
  Distribution                                                4,033,064.15      6,512,779.73      7,604,651.68





Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules
                                                               February 1997
Servicing Fee Schedule
----------------------
  Contract Pool ADCB                            436,707,992.04
  Servicing Rate                                          0.60%
  Monthly Servicing Rate                                  0.05%
  Prior Servicing Fee Arrearage                           0.00
  Current Servicer Fee                              218,354.00
  Servicer Fee Due                                  218,354.00
  Current Servicing Fee Arrearage                         0.00


Reserve Account Schedule                        Reserve Account      Series 1996-1       Series 1996-2       Series 1996-3
------------------------                        ---------------      -------------       -------------       -------------
  Prior Monthly Balance                           4,367,079.92
  Series ADCB                                   422,607,135.56
  Required Balance (Series ADCB * 1.00%)          4,226,071.36
  Current Period Draw on Reserve                          0.00

  Required Deposit to Reserve Account                                       0.00               0.00                0.00
  Actual Deposit to Reserve Account                                         0.00               0.00                0.00
  Newcourt Advance Released from Reserve
    Account                                        (141,008.56)
  Ending Reserve Account Balance                  4,226,071.36
                                                --------------

Cash Collateral Account Schedule
--------------------------------
  Prior Month Balance                             1,599,681.05
  Required Balance                                1,585,169.96
  Withdraw from Cash Collateral Account             (14,511.09)




Newcourt Receivables Asset Trust                            February 1997
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations

          (1) Event of Default under the Servicing
              Agreement (Yes/No)                                   no

              (a) ADCB Delinquencies

                  3 Month Rolling Avg. ADCB                   437,142,426

                  Delinquency Ratio                               0.74%

                  Maximum Delinquency Ratio                       2.00%

              (b) Annualized ADCB Defaulted Contracts Ratio       0.30%

                  Maximum Default Ratio                           1.00%

              (c) Reserve plus APB Subordination                    no

              (d) Restricting Event under any Indenture             no


Portfolio Performance Tests

                                  1 month prior   2 months prior   3 months prior   4 months prior   5 months prior
                        Current:    (yes/no)          (yes/no)         (yes/no)         (yes/no)         (yes/no)
     Event of Default:    no           no                 no               no               no              no



                                                                     Monthly        Weighted
Delinquencies                   Delinquencies      ADCB            Delinquency       Average
    0                           -------------      ----            -----------      --------

            2 months prior      3,359,164        452,112,151           0.74%          0.26%
            1 month prior       3,223,447        436,707,992           0.74%          0.25%
            Current             3,135,383        422,067,136           0.74%          0.24%
                                                                       -----          -----
                                                                       0.74%          0.74%

                                Delinquency Ratio:                     0.74%
                                Maximum Delinquency Ratio:             2.00%


                                                                    Monthly
Charge-Offs                     Charge-Offs          ADCB           Defaults
      0                         -----------          ----           --------

            5 months prior        125,114         281,714,746         0.04%
            4 months prior        112,060         273,106,779         0.04%
            3 months prior         25,694         465,247,739         0.01%
            2 months prior        142,142         452,112,151         0.03%
            1 month prior          71,816         436,707,992         0.02%
            Current               106,691         422,607,136         0.03%
                                  -------         -----------         -----
                                  583,517       2,331,496,542         0.03%

            Average A                                           388,582,757
            Annualized Maximum
              Charge-Off Ratio:                                       1.00%
            1% of Average ADCB                                    3,885,828
            Sum of Charge-Offs * 2                                 1,167,03
            Annualized Charge-Off
                  Ratio:                                              0.30%

Series 1996-1 Enhancement Floor
      0

            Enhancement Floor                                     2,925,889

            Amounts on deposit in
              the Reserve Account                                 4,226,071
            Series Allocation
              Percentage                                             20.30%
            ADCB less Aggregate
               Principal Amount of
               Class A Notes                                      8,066,129
                                                                -----------
                                                                  8,924,144

Series 1996-2 Enhancement Floor
      0

            Enhancement Floor                                     4,152,983

            Amounts on deposit in
              the Reserve Account                                 4,226,071
            Series Allocation
              Percentage                                             35.79%
            ADCB less Aggregate
              Principal Amount of
              Class A Notes                                      13,025,560
                                                                -----------
                                                                 14,538,099

Series 1996-3 Enhancement Floor
      0

            Enhancement Floor                                     4,602,054

            Amounts on deposit in
              the Reserve Account                                 4,226,071
            Series Allocation
              Percentage                                             43.91%
            ADCB less Aggregate
              Principal Amount of
              Class A Notes                                      15,209,303
                                                                -----------
                                                                 17,064,819





Newcourt Receivables Asset Trust                             February 1997
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS
                            Series 1996-1     Series 1996-2    Series 1996-3

  Class A
  -------
  Current A Balance            80,320,721     138,873,947      167,111,476
  Initial A Balance           119,656,814     169,810,862      188,172,873

  Certificate Factor:        0.6712590653     0.817815424     0.8880742114


  Class B
  -------
  Current B Balance             4,033,064       6,512,780        7,604,652
  Initial B Balance             5,202,470       7,383,081        8,181,429

  Certificate Factor:        0.7752210296    0.8821222144     0.9295016409


  Class C
  -------
  Current C Balance             4,033,064       6,512,780        7,604,652
  Initial C Balance             5,202,470       7,383,081        8,181,429

  Certificate Factor:        0.7752210296    0.8821222144     0.9295016409


DELINQUENCIES
                                                                 Monthly
                             Delinquencies        ADCB         Delinquencies
                             -------------        ----         -------------
  Current                     401,597,654     422,607,136           95.03%
  31-60 Days Past Due          17,874,099     422,607,136            4.23%
  61-90 Days Past Due           3,135,383     422,607,136            0.74%